Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with this Annual Report on Form 10-K of Helix TCS, Inc. (the “Company”) for the period ended December 31, 2019 (the “Report”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Scott Ogur, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company for the periods covered by the Report.

Date: March 30, 2020	By:	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer